Exhibit 99.1

J.Acquisition P. Morgan of Auto Oerlikon Conference Drive Systems August 8, 2017 Jonathan Collins Executive Vice President & Chief Financial Officer July 30, 2018 © Dana 2018 1

Safe Harbor Statement Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this presentation speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason. © Dana 2018 2

Agenda Transaction Overview Craig Barber Senior Director, Investor Relations and Strategic Planning Business Overview / James Kamsickas Strategic Rationale President and Chief Executive Officer Acquisition Benefits Jonathan Collins Executive Vice President and Chief Financial Officer © Dana 2018 3

Transaction Summary Dana to acquire Oerlikon’s Drive Systems segment: ï,§ CHF 600 million in cash ï,§ Assumption of certain net liabilities Transaction Transaction Value Terms ï,§ Implied ~6x NTM adjusted EBITDA ï,§ ~4x NTM adjusted EBITDA (pro forma for expected cost synergies) Includes a controlling interest in a Chinese joint venture ï,§ Will be consolidated in Dana financials Timing / Subject to customary regulatory approvals Approvals Estimated close in late 2018 or Q1 2019 Deal Committed financing in place Financing Pro forma 2018 net leverage to remain well below 2x See appendix for comments regarding the presentation of non-GAAP measures © Dana 2018 4

J. Business P. Morgan Overview / Auto Strategic Conference Rationale August 8, 2017 Jonathan Collins Executive Vice President & Chief Financial Officer © Dana 2018 5

Oerlikon Drive Systems Snapshot

DANA

2018T Revenue: ~$800M

Diverse Product Portfolio


Advanced Gears


Planetary drives


Shifting solutions


e-Drives & transmissions

Key Brands

oerlikon graziano

oerlikon fairfield

End Markets

- Construction
- Agriculture
- Mining
- Light Vehicle
- Commercial Vehicle

Sales by End Market



Commercial Vehicle 18%
Off Highway 62%
Light Vehicle 20%

Sales by Region



Asia-Pacific 25%
Americas 27%
Europe 48%

Key Customers

AGCO, JCB, CATERPILLAR, Audi, Ferrari, ASHOK LEYLAND, SCANIA, Mahindra, CNH INDUSTRIAL, Mercedes-Benz, FCA, VOLVO, GustoMSC, JOHN DEERE, LOVOL, XCMG, Linde, Lamborghini, MAN, HITACHI, KOMATSU, SEATRAX, SANY, OSHKOSH

~6,000 people

5 R&D test centers

12 Manufacturing sites

Includes facilities currently under construction

Nearly 100 year history

© Dana 2018 6

Acquisition Benefits Enhances Propulsion Increases Emerging Technology Portfolio Market Capabilities Extends Off-Highway Delivers Significant Market Presence Long-Term Value © Dana 2018 7

Product Portfolio Overview Markets Products Description and Applications LV    CV    OH Advanced Broad range of high-precision helical gear solutions Gearing Shifting Wide range of synchronisers, clutches and clutch packs solutions Planetary Electric and hydraulic planetary drives for off-highway applications drives Drive Complete drive axle systems Systems Power transfer units, front and rear differentials, AWD systems High Performance High performance transmissions: manual, automated manual, dual-clutch transmission Drivelines e-drives for hybrid and electric light vehicles © Dana 2018 8

Advanced Electrification Engineering


vocis




MIRA



Core Competencies

- 20+ years of expertise in electric driveline design and engineering
- 30+ years driveline control software engineering
- Electronic hardware and actuation controls
- Integrated software and hardware design
- Vehicle application, calibration, and testing





Applications

- Electric vehicle drivetrains
- Hybrid powertrain
- Automated manual transmission
- Dual clutch transmission
- Active differentials



© Dana 2018 9

Strategic Fit Multiple market focus Wheel and track drives Proximity to customers “Build where we sell” Adding key OEM Transmissions customers Controls and Software Expanded product offering Leveraging position India expansion in e-Drives Core electrification China expansion technology applicable to all mobility markets Increasing off-highway Complementary market market penetration portfolio Adds elite engineering capability    © Dana 2018 10

Strategic Inorganic Growth Q1 2016 Q4 2016 Q1 2017 Q1 2017 Q2 2018 Q4 2018 2018 11

Acquisition J.P. Morgan Benefits Auto Conference August 8, 2017 Jonathan Collins Executive Vice President & Chief Financial Officer © Dana 2018 12

Acquisition Benefits Enhances Propulsion Increases Emerging Technology Portfolio Market Capabilities Extends Off-Highway Delivers Significant Market Presence Long-Term Value © Dana 2018 13

Core Planetary Hub Drive Technology Product Expansion Wheel Drives Track Drives Slew Drives Mobile Gearboxes Electric Drives Vehicle Weight (tons) <1 2 10 18 28 35 50 80 100 120 Compact Small Medium Large © Dana 2018 14

e-Drive Expansion

Oerlikon Electric Drive Capabilities

- Single-speed e-Axles
- Multi-speed e-Axles
- e-Drive

Dana Electric Drive Capabilities

- Integrated e-Axles
- e-Drive
- Motors & Inverters
- Cooling Systems



Select Vehicles

Recreational	Utility	Passanger Car	City Delivery	Light Trucks	Freight Truck	Transit Bus	Mining Truck



Club Car	Taylor Dunn	Bolloré Blue Car	Zenith Electric Van			DongFeng Alpha Bus	Sandvik DD422iE

œrlikon drive systems — Gross Vehicle Weight Continuum → ← Gross Vehicle Weight Continuum — DANA

Dana and Oerlikon's electric-vehicle capabilities and end markets are highly complementary

© Dana 2018 15

Manufacturing Footprint Focus India China Selected Customers Selected Customers Includes facilities currently under construction © Dana 2018 16

Optimizes Geographic Footprint Dana1 Oerlikon DS Pro Forma1 Asia-Pacific Asia-Pacific Asia-Pacific 21% 25% 22% Americas Americas 52% Americasïƒ‹ 27% = 49% Europe Europe 27% 29% Europe 48% Oerlikon DS Footprint Manufacturing sites (12) R&D test centers (5) Includes Includes facilities 100% of currently DDAC JV under construction © Dana 2018 17

Penetration in Off-Highway Pro Forma Segment Revenue Mix Dana1 Oerlikon Drive Systems Pro Forma1 Light Off Highway Vehicle Off Highway 19% Light 20% 23% Light Vehicle Vehicle 51%ïƒ‹ = 49% Off Highway Commercial Commercial Commercial 62% Vehicle Vehicle Vehicle 28% 18% 30% 1 Includes 100% of DDAC JV Drive System Market Growth Light Vehicle Off-Highway Commercial Vehicle 2017-2022 2017-2022 CAGR: >6% CAGR: 4% 2017-2022 CAGR: 4%    Oerlikon Group 2015 2016 2017 2022 2015 2016 2017 2022 2015 2016 2017 2022 © Dana 2018 18

Synergies and Value Creation Purchasing efficiencies Near Term (Cost) Lean implementation and increased productivity $40 Million Over 24 Months Fixed cost rationalization Manufacturing footprint optimization Medium to Long Cross-selling of products across both companies customer bases Term Opportunity (Commercial) Expands addressable market into tracked vehicle driveline Immediate EPS accretion and creation of ~$240M in equity value © Dana 2018 19

Strong Balance Sheet Pro Forma Capitalization ($ in millions) Dana Transaction Pro forma 12/31/2018 Adjustments Dana Cash and Marketable Securities $600 $100 $700 Revolver $575 $(40) $535 Liquidity $1,175 $60 $1,235 New Financing $600 $600 Term Loan A $265 $265 Senior Notes 1,500 $1,500 Other Debt $35 $35 Total Debt $1,800 $640 $2,440 Net Debt $1,200 $540 $1,740 Adjusted EBITDA (pre-synergies) $980 $90 $1,070 Net Leverage 1.2x 1.6x See appendix for comments regarding the presentation of non-GAAP measures Attractive acquisition multiple Committed financing in place No note maturities until 2023 Maintain robust liquidity Flexible financing and strong cash flow generation enables rapid deleveraging © Dana 2018 20

Acquisition Benefits Enhances Propulsion Increases Emerging Technology Portfolio Market Capabilities Extends Off-Highway Delivers Significant Market Presence Long-Term Value © Dana 2018 21

Accelerating Growing Through Executing Enterprise Increasing Electrified Transformation Strategy Shareholder Value Mobility

Non-GAAP Financial Information The preceding slides refer to Adjusted EBITDA, a non-GAAP financial measure which we have defined as net income before interest, taxes, depreciation, amortization, equity grant expense, restructuring expense, non-service cost components of pension and other postretirement benefit costs and other adjustments not related to our core operations (gain/loss on debt extinguishment, pension settlements, divestitures, impairment, etc.). Adjusted EBITDA is a measure of our ability to maintain and continue to invest in our operations and provide shareholder returns. We use adjusted EBITDA in assessing the effectiveness of our business strategies, evaluating and pricing potential acquisitions and as a factor in making incentive compensation decisions. In addition to its use by management, we also believe adjusted EBITDA is a measure widely used by securities analysts, investors, and others to evaluate financial performance of our company relative to other Tier 1 automotive suppliers. Adjusted EBITDA should not be considered a substitute for income before income taxes, net income or other results reported in accordance with GAAP. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. Diluted adjusted EPS is a non-GAAP financial measure, which we have defined as adjusted net income divided by adjusted diluted shares. We define adjusted net income as net income (loss) attributable to the parent company, excluding any nonrecurring income tax items, restructuring charges, amortization expense, and other adjustments not related to our core operations (as used in adjusted EBITDA), net of any associated income tax effects. We define adjusted diluted shares as diluted shares as determined in accordance with GAAP based on adjusted net income. This measure is considered useful for purposes of providing investors, analysts, and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies. Diluted adjusted EPS is neither intended to represent nor be an alternative measure to diluted EPS reported under GAAP. Free cash flow is a non-GAAP financial measure, which we have defined as cash provided by (used in) operating activities, less purchases of property, plant, and equipment. We believe this measure is useful to investors in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations. Free cash flow is neither intended to represent nor be an alternative to the measure of net cash provided by (used in) operating activities reported under GAAP. Free cash flow may not be comparable to similarly titled measures reported by other companies. The accompanying financial information provides reconciliations of adjusted EBITDA, diluted adjusted EPS and free cash flow to the most directly comparable financial measures calculated and presented in accordance with GAAP. We have not provided a reconciliation of our adjusted EBITDA and diluted adjusted EPS outlook to the most comparable GAAP measures of net income and diluted EPS. Providing net income and diluted EPS guidance is potentially misleading and not practical given the difficulty of projecting event-driven transactional and other non-core operating items that are included in net income and diluted EPS, including restructuring actions, asset impairments and income tax valuation adjustments. The accompanying reconciliations of these non-GAAP measures with the most comparable GAAP measures for the historical periods presented are indicative of the reconciliations that will be prepared upon completion of the periods covered by the non-GAAP guidance. Please reference the “Non-GAAP financial information” on our website at www.dana.com/investors for our GAAP results and the reconciliations of these measures, where used, to the comparable GAAP measures. © Dana 2018 23